Benefit Plans	12 Months Ended
Dec. 31, 2012
Benefit Plans
Benefit Plans

(11) Benefit Plans

        As of December 31, 2012, CVR Energy sponsored three defined-contribution 401(k) plans (the "Plans") in which all employees of CVR Refining may participate. Participants in the Plans may elect to contribute up to 50% of their annual salaries and up to 100% of their annual income sharing. CVR Energy matches up to 100% of the first 6% of the participant's contribution for the nonunion plan, 100% of the first 6% of the participant's contribution for the CVR Energy union plan, and 80% on the first 5% of the participant's contributions plus a 3% employer contribution each pay period for the Wynnewood union plan. All Plans are administered by CVR Energy and contributions for the union plans were determined in accordance with provisions of negotiated labor contracts. Participants in all Plans are immediately vested in their individual contributions. All Plans have a three year vesting schedule for CVR Energy's matching funds and contain a provision to count service with any predecessor organization. CVR Energy's contributions under the Plans for employees of CVR Refining were approximately $3.3 million, $1.4 million and $1.3 million for the years ended December 31, 2012, 2011 and 2010, respectively. The Wynnewood Union 401(k) Plan became effective with the Wynnewood Acquisition on December 16, 2011. Participants include all Wynnewood union employees. Wynnewood non-union employees are participants in the CVR Energy 401(k) Plan.

        Beginning April 1, 2013, the Wynnewood Union 401(k) Plan will be merged into the CVR Energy union plan, thereby decreasing the number of defined-contribution 401(k) plans from three to two. The CVR Energy union plan retains its match of 100% of the first 6% of the participant's contribution. There were no changes to the nonunion plan.